EXHIBIT 99.1

CUSIP NO. 87944E105

AGREEMENT OF JOINT FILING

The undersigned hereby agree that they are filing jointly pursuant to Rule 13d-1(k)(1) of the Securities and Exchange Act of 1934, as amended, with respect to the shares of Common Stock, par value $0.001 per share, of Telemig Celular Participaçoes S.A.  Each of the undersigned further agrees and acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED: December 20, 2007	REPORTING PERSON:

Cyrte Investments B.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact***

Cyrte Investments GP III B.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact***

Cyrte Fund III C.V.
/s/ Gaylord Macnack
By: Gaylord Macnack, attorney-in-fact***

Aviva plc
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva Group Holdings Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva International Insurance Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva Insurance Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Aviva International Holdings Limited
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

CGU International Holdings B.V.
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

Delta Lloyd N.V.
/s/ Antoinette Sprenger
By: Antoinette Sprenger, attorney-in-fact**

** Signed pursuant to powers of attorney, dated October 2, 2007 and October 8, 2007, included as Exhibit 99.2 to Amendment No. 8 to the statement on Schedule 13D filed with the Securities and Exchange Commission on October 9, 2007 by the Reporting Persons and incorporated herein by reference.

*** Signed pursuant to power of attorney, dated December 19, 2007, included as Exhibit 99.2 to this Schedule 13D/A by the Reporting Persons.